EXHIBIT 99.6

Equity One 2003-2
Term
TRIGGER ON

-------------------------------------------------
Severity                                      50%
Lag                                     12 months
-------------------------------------------------
100% PPC (All-in), To Maturity, Forward Libor

Class M-1 (AA)
--------------------------------------------------------------------------------
Approximate Balance     32,592,000  Delay                               24
Coupon                  at pricing  Dated                         4/1/2003
Settle                   4/30/2003  First Payment                5/25/2023
--------------------------------------------------------------------------------

CDR >>>>>>>>>                      10                       12                        13                      13.6
Price                             Yield                    Yield                    Yield                     Yield
100                               4.904                    4.910                    4.914                     4.916

WAL                               8.42                     10.00                    11.22                     12.32
Mod Durn                          6.74                     7.71                      8.41                     8.98
Mod Convexity                     0.55                     0.74                      0.89                     1.03
Principal Window              Aug10 - Feb13            Aug11 - Sep15            Apr12 - Sep17             Oct12 - Jan23
Prcp Writedown                 0.00 (0.00%)             0.00 (0.00%)             0.00 (0.00%)              0.00 (0.00%)
Total Collat Loss         87,537,367.92 (17.46%)  110,393,220.48 (22.02%)   121,891,912.97 (24.31%)  129,300,129.78 (25.79%)


                      ------------------------
CDR >>>>>>>>>                   13.8                     13.9                      14
Price                          Yield                     Yield                    Yield
100                            4.853                     4.720                    4.569

WAL                            12.93                     13.08                    13.17
Mod Durn                        9.22                     9.27                     9.31
Mod Convexity                   1.11                     1.12                     1.13
Principal Window           Dec12 - Mar33             Jan13 - Mar33            Mar13 - Mar33
Prcp Writedown           502,283.25 (1.54%)       1,343,362.40 (4.12%)     2,198,047.20 (6.74%)
Total Collat Loss      131,584,923.60 (26.24%)  132,569,222.88 (26.44%)  133,554,570.66 (26.64%)
                      ------------------------


Class M-2 (A)
--------------------------------------------------------------------------------
Approximate Balance     26,324,000  Delay                       24
Coupon                  at pricing  Dated                 4/1/2003
Settle                   4/30/2003  First Payment        5/25/2023
--------------------------------------------------------------------------------

                                                                                                    -------------------------
CDR >>>>>>>>>                      10                      10.2                      10.4                     10.6
Price                             Yield                    Yield                    Yield                     Yield
100                               5.664                    5.665                    5.666                     5.647

WAL                               11.95                    12.33                    12.80                     13.51
Mod Durn                          8.45                     8.63                      8.84                     9.11
Mod Convexity                     0.92                     0.97                      1.02                     1.11
Principal Window              Feb13 - Jul18            Apr13 - Dec19            Jun13 - Jun22             Sep13 - Mar33
Prcp Writedown                 0.00 (0.00%)             0.00 (0.00%)             0.00 (0.00%)           170,742.19 (0.65%)
Total Collat Loss         93,297,638.21 (18.61%)   95,624,252.05 (19.07%)   97,962,652.09 (19.54%)   100,214,563.07 (19.99%)
                                                                                                    -------------------------

CDR >>>>>>>>>                     10.7                     10.8                      11
Price                            Yield                     Yield                    Yield
100                              5.510                     5.344                    4.964

WAL                              13.69                     13.77                    13.81
Mod Durn                          9.15                     9.18                     9.25
Mod Convexity                     1.12                     1.13                     1.15
Principal Window             Oct13 - Mar33             Dec13 - Mar33            Mar14 - Mar33
Prcp Writedown             973,173.82 (3.70%)       1,796,130.80 (6.82%)    3,464,167.31 (13.16%)
Total Collat Loss        101,194,004.96 (20.18%)  102,174,452.76 (20.38%)  104,137,058.51 (20.77%)



Class M-3 (BBB+)
--------------------------------------------------------------------------------
Approximate Balance     11,282,000  Delay                       24
Coupon                  at pricing  Dated                 4/1/2003
Settle                   4/30/2003  First Payment        5/25/2023
--------------------------------------------------------------------------------

CDR >>>>>>>>>                       8                       8.5                       9                        9.2
Price                             Yield                    Yield                    Yield                     Yield
100                               6.668                    6.672                    6.675                     6.677

WAL                               11.45                    12.84                    14.43                     15.63
Mod Durn                          7.791                    8.389                    9.004                     9.392
Mod Convexity                     0.794                    0.939                    1.107                     1.233
Principal Window              Nov13 - Oct15            Nov14 - Apr17            Dec15 - May21             Jun16 - Dec28
Prcp Writedown                 0.00 (0.00%)             0.00 (0.00%)             0.00 (0.00%)              0.00 (0.00%)
Total Collat Loss         72,776,460.31 (14.51%)   78,498,792.35 (15.66%)   84,307,274.69 (16.81%)    86,590,054.69 (17.27%)

                       -------------------------
CDR >>>>>>>>>                     9.3                       9.5                      10
Price                            Yield                     Yield                    Yield
100                              6.461                     5.714                    2.866

WAL                               16.1                     15.99                    14.23
Mod Durn                         9.463                     9.474                    9.628
Mod Convexity                    1.261                     1.28                     1.391
Principal Window             Sep16 - Mar33             Apr17 - Mar33            Jul18 - Mar33
Prcp Writedown             739,203.33 (6.55%)      2,473,381.59 (21.92%)    6,699,369.39 (59.38%)
Total Collat Loss        87,572,385.66 (17.47%)    89,506,481.30 (17.85%)   94,358,915.78 (18.82%)
                       -------------------------


Class B-1 (BBB)
--------------------------------------------------------------------------------
Approximate Balance     10,027,000  Delay                       24
Coupon                  at pricing  Dated                 4/1/2003
Settle                   4/30/2003  First Payment        5/25/2023
--------------------------------------------------------------------------------

                                                                           -------------------------
CDR >>>>>>>>>                       8                       8.2                      8.3                       8.4
Price                             Yield                    Yield                    Yield                     Yield
100                               7.109                    7.112                    7.112                     6.472

WAL                               13.68                    14.78                    16.15                     16.35
Mod Durn                          8.505                    8.885                    9.269                     9.264
Mod Convexity                     0.988                    1.098                    1.228                     1.239
Principal Window              Oct15 - Jun18            Jul16 - Apr21            Dec16 - Mar33             Apr17 - Mar33
Prcp Writedown                 0.00 (0.00%)             0.00 (0.00%)           14,273.05 (0.14%)      1,663,434.55 (16.59%)
Total Collat Loss         74,123,760.50 (14.78%)   76,576,683.41 (15.27%)   77,892,948.34 (15.53%)    78,863,459.08 (15.73%)
                                                                           -------------------------
CDR >>>>>>>>>                    8.8                        9                       10
Price                           Yield                     Yield                    Yield
100                             3.181                     0.695                   -22.295

WAL                             14.28                     12.53                    6.09
Mod Durn                         9.35                     9.347                    4.517
Mod Convexity                   1.344                     1.416                    0.275
Principal Window            Mar19 - Mar33             May21 - Mar33               NA - NA
Prcp Writedown           6,226,676.76 (62.10%)    8,129,941.05 (81.08%)   10,027,000.00 (100.00%)
Total Collat Loss       82,754,197.05 (16.50%)    84,678,559.82 (16.89%)   82,586,233.15 (16.47%)



Wachovia Securities is the trade name under which Wachovia Corporation conducts its investment banking, capital markets and institutional securities business through First Union Securities, Inc. ("FUSI"), member NYSE, NASD, SIPC and through other bank and non-bank and broker-dealer subsidiaries of Wachovia Corporation. This report is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in this report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, if they desire further information. The information in this report has been obtained or derived from sources believed by First Union Securities, Inc. to be reliable, but First Union Securities, Inc. does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgement of First Union Securities, Inc. at this time, and are subject to change without notice. First Union Securities, Inc., or its affiliates may from time to time provide advice with respect to, acquire, hold, or sell a position on the securities mentioned herein.